                                                                   EXHIBIT 10.39

                                COMMERCIAL LEASE

1. PARTIES

      MARVID CRABYL, LLC of PO Box 1544, Arlington, MA 02474-0023, Middlesex County, Massachusetts (the "LANDLORD," which expression shall include its heirs, successors and assigns where the context so admits), does hereby lease to DOVER SADDLERY, INC., a Delaware Corporation of PO Box 5837, Holliston, MA 01746 (the "TENANT," which expression shall include its successors, executor, administrators and assigns where the context so admits), and the TENANT hereby leases the following described premises:

2. PREMISES

      The +/- 68,000 sq. ft. office and warehouse building located at 525 Great Road, Littleton, MA, as shown on the plan [date/title of plan; attached as Exhibit A], together with all rights of access, parking areas, grounds, and amenities serving such building (collectively, the "Leased Premises").

3. TERM; RENT

      (a) The terms of this Lease shall be for five years commencing on July 1, 2001 and ending on June 30, 2006. The commencement date of the Lease may be deferred at TENANT's option until such time as the work described in Paragraphs 22(b) and 22(c) hereof has been accepted and approved by the Town of Littleton as evidenced by the issuance of a certificate of occupancy.

      (b) The TENANT shall pay to the LANDLORD rent during the term of this Lease at the rate of Four Hundred Eight Thousand and 00/100 Dollars ($408,000.00) per year payable in advance in monthly installments of Thirty-Four Thousand and 00/100 Dollars ($34,000.00).

4. OPTION TO RENEW

      TENANT shall have the option to renew this Lease for an additional five
(5) year term, with rent for such renewal term to be set at the lesser of (i) the rent specified in the preceding Paragraph 3(b), as adjusted by the net change in the Consumer Price Index between March 1, 2001 and March 1, 2006 or
(ii) at the rate of Four Hundred Seventy-Six Thousand and 00/100 Dollars $476,000.00) per year payable in advance in monthly installments of Thirty-Nine Thousand Six Hundred Sixty-Seven and 00/100 Dollars ($39,667.00). TENANT shall provide LANDLORD with notice of its intention to exercise the option to renew at least 120 days prior to the expiration of the initial term of this Lease.

5. SECURITY DEPOSIT

      The LANDLORD acknowledges that the TENANT has paid to the LANDLORD the amount of Thirty-Four Thousand and 00/100 Dollars ($34,000.00)., which shall be held as a security for the TENANT's performance as herein provided and refunded to the TENANT at the end of the term of this Lease subject to the TENANT's satisfactory compliance with the conditions hereof.

6. ADDITIONAL RENT

      The TENANT shall pay to the LANDLORD one hundred percent (100%) of operating expenses attributable to the Leased Premises, including, but not limited to, building, liability and fire insurance, building and common area maintenance (including, but not limited to, septic, HVAC, lawn and grounds maintenance and snow plowing). TENANT's share of operating expenses is estimated to be $15,000.00 per year and shall be paid monthly at the rate of $1,250.00, with actual charges and any net payments or credits to be determined annually, and estimated payments adjusted accordingly. LANDLORD will provide a detailed accounting and copies of receipts for all actual operating charges no later than February 15 of each year.

      The TENANT shall pay one hundred percent (100%) of all real estate taxes levied against the land and building, of which the Leased Premises are a part; provided, however, that the real estate tax payment will be prorated for the first year and the last year of the Lease computed on the basis of the number of days in each fiscal tax year that the TENANT occupies the Leased Premises. TENANT shall also pay all water charges. TENANT shall pay all such real estate tax and water charges no later than twenty (20) days after TENANT's receipt of the Town of Littleton bills for those charges.

      This is a so-called triple net lease, in that the LANDLORD will be responsible only for structural or major building, and parking area maintenance and repairs and the TENANT will be responsible for the payment of all other expenses related to the Leased Premises.

7. UTILITIES

      The LANDLORD shall provide and TENANT shall pay monthly for all charges for electric and propane usage attributable to the buildings at the Leased Premises.

8. USE OF LEASED PREMISES

      The TENANT shall use the Leased Premises only for the purpose of sales, office and storage space.

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Marvid Crabyl, LLC/Dover Saddlery, Inc. Commercial Lease

9. COMPLIANCE WITH LAWS

      The TENANT acknowledges that no trade or occupation shall be conducted at the Leased Premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the Leased Premises are situated. In the event TENANT receives notice of a violation of law as to its use of the Leased Premises, then TENANT will be allowed a reasonable period of time to promptly and diligently contest such violation; provided that if any claim is made against the property or LANDLORD for such alleged violation, then TENANT will provide or post such bond or security as is reasonably requested by LANDLORD.

10. FIRE INSURANCE COMPLIANCE

      The TENANT shall not permit any use of the Leased Premises which will make voidable any insurance on the property of which the Leased Premises are a part or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. TENANT will be promptly given any and all notices received by LANDLORD that affect LANDLORD's insurance on the Leased Premises and in the event a period of time is given by an insurance company prior to taking action on LANDLORD's insurance, then TENANT will be given a reasonable period of time to cure any such matters as long as TENANT diligently pursues such matters; provided, however, that LANDLORD will at all times have the right to take all steps necessary to protects its insurance.

11. MAINTENANCE OF PREMISES

      LANDLORD will provide operational electrical, plumbing and HVAC systems for the Leased Premises. The TENANT agrees (a) to maintain the non-structural parts of the Leased Premises in the same condition as they are at the commencement of the term or as they may be put in during the term of this Lease, reasonable wear and tear, damage by fire and other casualty only excepted, (b) whenever necessary, to replace plate glass and other glass therein, subject to the pre-occupancy inspection and any necessary repairs to be made by LANDLORD under Paragraph 22(f) below, acknowledging that the Leased Premises are now in good order and the glass whole. The TENANT shall not permit the Leased Premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. TENANT shall obtain written consent of LANDLORD before erecting any sign on the Leased Premises, which consent will not be unreasonably withheld or delayed. The TENANT will be responsible for maintaining the electrical and plumbing systems within the Leased Premises. LANDLORD shall be responsible for maintenance of all propane tanks and septic systems serving the Leased Premises, and shall be responsible for all necessary HVAC system replacements or repairs costing more than $1,000 per occurrence.

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Marvid Crabyl, LLC/Dover Saddlery, Inc. Commercial Lease

12. ALTERNATIONS; ADDITIONS

      The TENANT shall not make structural alterations or additions to the Leased Premises, but may make non-structural alterations provided the LANDLORD consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at TENANT's expense and shall be in quality at least equal to the present construction. TENANT shall not permit any mechanic's liens or similar liens to remain upon the Leased Premises for labor and material furnished to TENANT or claimed to have been furnished to TENANT in connection with work of any character performed or claimed to have been performed at the direction of TENANT and shall cause any such lien to be released of record forthwith without cost to LANDLORD. Any alterations or improvements made by the TENANT shall become the property of the LANDLORD at the termination of occupancy as provided herein, except trade fixtures that can be removed without doing damage to the Leased Premises, or for which TENANT agrees to repair the damage of removal.

13. ASSIGNMENT; SUBLEASING

      The TENANT shall not assign its rights with respect to the whole or any part of the Leased Premises without LANDLORD's prior written consent, which will not be unreasonably withheld or delayed. Notwithstanding any such assignment or consent, TENANT shall remain liable to LANDLORD for the payment of all rent and for the full performance of the covenants and conditions of this Lease.

14. SUBORDINATION; ATTORNMENT; NOTICE OF LEASE

      This Lease shall be subject and subordinate to any and all mortgages, deeds of the trust and other instruments in the nature of a mortgage, now or at any time hereafter, or lien or liens on the property of which the Leased Premises are a part and the TENANT shall, when requested, promptly execute and deliver such written instruments as shall be necessary to confirm the subordination of this Lease and to said mortgages, deeds of trust or other such instruments in the nature of a mortgage. With respect to any mortgages that LANDLORD has granted or hereafter grants on the Leased Premises, LANDLORD shall secure the written attornment or account of the mortgagee that TENANT's possession will not be disturbed as long as TENANT is in full and faithful performance of its obligations hereunder and that in the event that such mortgagee becomes the owner through foreclosure or offering if TENANT is not in default hereunder, accept TENANT as tenant under this Lease and TENANT agrees to accept mortgagee or its successor as LANDLORD. LANDLORD and TENANT will deliver and execute appropriate instruments required to effectuate the provisions of this paragraph. Upon execution of this Lease, LANDLORD shall execute and deliver to TENANT a "Notice of Lease," suitable for recording, in substantially the form attached as Exhibit B.

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Marvid Crabyl, LLC/Dover Saddlery, Inc. Commercial Lease

15. LANDLORD'S ACCESS

      The LANDLORD or agents of the LANDLORD may, at reasonable times, during regular business hours after no less than twenty-four (24) hours notice to TENANT, enter to view the Leased Premises and may remove placards and signs not approved and affixed as herein provided, and make repairs as LANDLORD should elect to do and may show the leased premise to others, and at any time within six (6) months before the expiration of the term, may affix to any suitable part to the Leased Premises a notice for letting or selling the Leased Premises or property of which the Leased Premises are a part and keep the same so affixed without hindrance to molestation. If emergency conditions exist then LANDLORD will not be required to have notice of LANDLORD's entry for purpose of repairs.

16. INDEMNIFICATION AND LIABILITY

      (a) The TENANT shall indemnify and save the LANDLORD harmless from all loss and damage suffered on the Leased Premises due to any act, omission or neglect of TENANT or TENANT's employees, agents or invitees. The removal of snow and ice from the sidewalks bordering upon the Leased Premises shall be the TENANT's responsibility as herein provided.

      (b) The LANDLORD shall indemnify and hold the TENANT harmless from all loss and damage suffered on the Leased Premises due to any act, omission or neglect of LANDLORD or LANDLORD's employees, agents or invitees.

17. TENANT'S LIABILITY INSURANCE

      The TENANT shall maintain with respect to the Leased Premises all-risk casualty insurance with comprehensive public liability insurance in the amount of ONE MILLION DOLLARS ($1,000,000.00) and property damage insurance in the amount of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) with responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LANDLORD as well as TENANT against injury to persons or damage to property as provided. The TENANT shall deposit with the LANDLORD certificates for such insurance at or prior to the commencement of the term of this Lease, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be canceled without at least ten (10) days prior written notice to each insured named therein.

18. LANDLORD'S OBLIGATION TO INSURE; FIRE, CASUALTY; EMINENT DOMAIN

      The LANDLORD will insure the building of which the Leased Premises are a part for its full replacement value. Should a substantial portion of the Leased Premises, or of the property of which they are a part, be substantially damaged by fire or other casualty or be taken by eminent

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Marvid Crabyl, LLC/Dover Saddlery, Inc. Commercial Lease

domain, the LANDLORD may elect to terminate this Lease. When such fire, casualty, or taking renders the Leased Premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the TENANT may elect to terminate this Lease if:

      (a) The LANDLORD fails to give written notice within thirty (30) days of intention to restore the Leased Premises; or (b) the LANDLORD fails to restore the Leased Premises to a condition substantially suitable for its intended use within ninety (90) days of said fire, casualty, or taking.

The LANDLORD reserves, and the TENANT grants to the LANDLORD, all rights which the TENANT may have or damages or injury to the Leased Premises for any taking by eminent domain, except for damage to the TENANT's fixtures, property or equipment and any awards that would be made to TENANT for relocation.

19. DEFAULT AND BANKRUPTCY

      In the event that:

      (a) The TENANT shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof; or

      (b) The TENANT shall default in the observance or performance of any other of the TENANT's covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof; provided however, that the TENANT will be given such reasonable extensions of time as are necessary to cure if after the TENANT's receipt of the initial notice of default TENANT has taken prompt steps to cure such default and has diligently pursued the curing of such default and continues to do so; or

      (c) The TENANT shall be declared bankrupt or insolvent according to law, or if any assignment shall be made of TENANT's property for the benefit of creditors, and not discharged within thirty (30) days;

then the LANDLORD shall have the right thereafter, while such default continues, to re-enter and take complete possession of the Leased Premises, to declare the term of this Lease ended, and to remove the TENANT's effects, without prejudice to any remedies which might be otherwise used for arrears or rent or other default. The TENANT shall indemnify the LANDLORD against all loss of rent and other payments which the LANDLORD may incur by reason of such termination during the residue of the term. If the TENANT shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on

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Marvid Crabyl, LLC/Dover Saddlery, Inc. Commercial Lease

TENANT's part to be observed or performed under or by virtue of any of the provisions in any article of this Lease, the LANDLORD, without being under any obligation to do so and without waiving such default, may remedy such default for the account and at the expense of the TENANT. If the LANDLORD makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of six percent (6%) per annum and costs, shall be paid to the LANDLORD by the TENANT as additional rent.

20. NOTICE

      Any notice from the LANDLORD to the TENANT relating to the Leased Premises or the occupancy thereof, shall be deemed duly served only if mailed to the president or the controller of the TENANT at PO Box 5837, Holliston, MA 01746 (until June 30, 2001), and thereafter to 525 Great Road, Littleton, MA 01460, via registered or certified mail, return receipt requested, postage prepaid, addressed to the TENANT. Any notice from the TENANT to the LANDLORD relating to the Leased Premises or to the occupancy thereof, shall be deemed duly served, only if mailed to the LANDLORD by registered or certified mail, return receipt requested, postage prepaid, addressed to the LANDLORD at such address as the LANDLORD may from time to time advise in writing. All rent and notices shall be paid and sent to the LANDLORD c/o Marvid Crabyl, LLC, PO Box 1544, Arlington, MA 02472-0023.

21. SURRENDER

      The TENANT shall at the expiration or other termination of this Lease, remove all TENANT's goods and effects from the Leased Premises (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the TENANT, either inside or outside the Leased Premises). TENANT shall deliver to the LANDLORD the Leased Premises and all keys, locks thereto, and other fixtures (excepting however TENANT's trade fixtures, machinery and furniture), connected therewith and all alterations and additions made to or upon the Leased Premises, in the same conditions as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of the TENANT's failure to remove any of TENANT's property from the premises upon expiration of term or other termination, LANDLORD is hereby authorized, without liability to TENANT for loss or damage thereto, and at the sole risk of TENANT, to remove and store any of the property at TENANT's expense, or to retain same under LANDLORD's control or to sell at public or private sale, without notice, any or all of the property not so removed and to apply the net proceeds to such sale to the payment of any sum due hereunder, or to destroy such property. LANDLORD is aware that certain of TENANT's tangible property is subject to a security interest in favor of TENANT's bank lender.

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Marvid Crabyl, LLC/Dover Saddlery, Inc. Commercial Lease

22. OTHER PROVISIONS

      (a) EXPANSION OF PARKING AREA. On or before July 1, 2001, and subject to any necessary approvals from the Town of Littleton (which LANDLORD shall use its best efforts to timely obtain), LANDLORD shall expand the parking area for the Leased Premises to accommodate parking for a total of 100 employees, at LANDLORD's expense. LANDLORD will use its best efforts to locate such parking in the front of the building on the side facing Route 119.

      (b) EXPANSION/RELOCATION OF SEPTIC SYSTEM. On or before July 1, 2001, and subject to any necessary approval from the Nashoba Board of Health and Town of Littleton (which approvals LANDLORD shall use its best efforts to timely obtain), LANDLORD shall expand and/or relocate the existing septic system for the Leased Premises to accommodate 100 employees, at LANDLORD's expense.

      (c) INTERIOR/EXTERIOR IMPROVEMENTS. LANDLORD will provide up to $210,000 to be used by TENANT to make interior and exterior improvements to the property, in accordance with the plan and specifications attached as Exhibit C. TENANT will specify the work to be done to Wayne Hinckley, general contractor, who will complete the work in a manner satisfactory to LANDLORD and TENANT. Contractor will present bills approved by TENANT to LANDLORD who will pay all such approved bills up to the sum of $210,000. LANDLORD acknowledges and agrees that no portion of said $210,000 shall be used toward payment of the parking lot expansion, septic system expansion or relocation, or 32,000 s.f. building expansion to be completed by LANDLORD under subparagraphs a, b, or e of this Paragraph 22.

      (d) PRE-OCCUPANCY INSPECTION; DELIVERY OF LEASED PREMISES. On or before June 1, 2001, LANDLORD and TENANT, together with any consultants they may designate, shall do a joint "walk-through" inspection of the Leased Premises, to confirm and agree upon the condition of the Leased Premises and any necessary "punch list" items that will be completed at LANDLORD's expense. At the commencement of the term of the Lease, LANDLORD shall have completed any such punch list tasks in a workman like manner, and shall deliver possession of the building and building systems, including the present HVAC, mechanical, and electric, roof, exterior, and structure to TENANT in sound condition and good working order.

      (e) EXPANSION OF BUILDING BY 32,000 S.F. On one occasion during the term of this Lease, and subject to any necessary approvals from the Town of Littleton or other authorities (which approvals LANDLORD shall use its best efforts to timely obtain), upon the written request of TENANT, LANDLORD shall, at LANDLORD's expense, expand the building to a maximum total area of 100,000 s.f., in accordance with plans to be presented and approved by TENANT prior to the commencement of such construction. TENANT's one request shall be

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Marvid Crabyl, LLC/Dover Saddlery, Inc. Commercial Lease

for an expansion of no less than 16,000 s.f. and no more than 32,000 s.f.

At least 10% of the additional space shall be designed as office space. Upon completion of and TENANT's occupancy of the additional space, the term of the Lease will be extended to provide at minimum a five year term. TENANT's monthly rent will be increased commensurate with the increase in the square footage of the Leased Premises. In the event TENANT's request for an expansion is made during the renewal term described in Paragraph 4 and LANDLORD is unable or unwilling to complete the expansion within fifteen (15) months of TENANT's written notice, and notwithstanding anything in this Lease to the contrary, TENANT shall have the right, upon six (6) months written notice to LANDLORD, to terminate this Lease.

      (f) TENANT will provide LANDLORD with the first month's rent and security deposit upon execution of this Lease.

23. QUIET ENJOYMENT

      LANDLORD covenants and agrees with TENANT that upon TENANT's ayment of said rent and performing all of the covenants and conditions aforesaid on TENANT's part to be observed and performed, TENANT shall and may peaceably and quietly have, hold and enjoy the Leased Premises hereby leased, for the term aforesaid, subject however, to the terms of any mortgage on the premises.

   (Remainder of this page intentionally left blank; signature page follows.)

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Marvid Crabyl, LLC/Dover Saddlery, Inc. Commercial Lease

IN WITNESS WHEREOF, the LANDLORD and TENANT have hereto set their hands and common seals this 9th day of March 2001.

WITNESS:                                    LANDLORD:

                                            /s/ Craig A. Foster
____________________________                ------------------------------------
                                            CRAIG A. FOSTER, MANAGER
                                            MARVID CRABYL, LLC

WITNESS:                                    TENANT:

                                            /s/ Stephen L. Day
____________________________                ------------------------------------
                                            STEPHEN L. DAY, PRESIDENT
                                            DOVER SADDLERY, INC.

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Marvid Crabyl, LLC/Dover Saddlery, Inc. Commercial Lease

                                    EXHIBIT A
                                    TO LEASE

                            [Plan of Leased Premises]

Marvid Crabyl, LLC/Dover Saddlery, Inc. Commercial Lease

                                                           Exhibit B To Lease of
                                                   525 Great Road, Littleton, MA

                                 NOTICE OF LEASE

      In accordance with the provisions of M.G.L. c. 183, Section 4, as amended, notice is hereby given of the following described lease:

Parties to Lease:

         LANDLORD:           Marvid Crabyl, LLC
                             P.O. Box 1544
                             Arlington, MA 02474-0023

         TENANT:             Dover Saddlery, Inc.
                             P.O. Box 5837
                             Holliston, MA 01746

         DATE OF EXECUTION:  March 9, 2001

         DESCRIPTION OF
         LEASED PREMISES:    Approximately 68,000 square feet of office space
                             located at 525 Great Road, Littleton, Massachusetts

         TERMS OF LEASE:     Five (5) years commencing on July 1, 2001 and
                             ending on June 30, 2006, with option to renew for an additional five (5) year term

         LANDLORD'S TITLE:   Book 27731, Page 277, South Middlesex County
                             Registry of Deeds.

      IN WITNESS WHEREOF, we have hereunto set our hands and seals this ________ day of ___________ 2001.

                                              MARVID CRABYL, LLC

                                       By:    ___________________________
                                              Craig A. Foster, Manager

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Marvid Crabyl, LLC/Dover Saddlery, Inc. Commercial Lease

                                              DOVER SADDLERY, INC.

                                       By:    ___________________________
                                              Stephen L. Day, President

                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss.                                                ____________, 2001

      Then personally appeared Craig A. Foster, authorized Manager of Marvid Crabyl, LLC, who acknowledged the foregoing to be his free act and deed and that of Marvid Crabyl, LLC.

                                              __________________________________
                                              Notary Public
                                              Miss Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss.                                                ____________, 2001

      Then personally appeared Stephen L. Day, President of Dover Saddlery, Inc., a Delaware corporation, who acknowledged the foregoing to be his free act and deed and that of Dover Saddlery, Inc.

                                              __________________________________
                                              Notary Public
                                              Miss Commission Expires:

Marvid Crabyl, LLC/Dover Saddlery, Inc. Commercial Lease

                                    EXHIBIT C
                                    TO LEASE

                          [Description of Improvements]

                              DOVER SADDLERY, INC.

                                 LEASE AMENDMENT

                                     BETWEEN

                               MARVIN CRABYL, LLC

                                       AND

                              DOVER SADDLERY, INC.

                                 MARCH 31, 2004

                                 LEASE AMENDMENT

      Reference is hereby made to the lease between Marvin Crabyl, LLC (the "Lessor") and Dover Saddlery, Inc. (the "Lessee") dated March 9, 2001 (as the same may have been amended from time to time, the "Lease") and for good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, do hereby agree as follows:

      1. The parties hereby agree that the effective "Commencement Date" of the Lease as that term may be defined in the Lease is and shall be for all purposes, October 1, 2001.

      2. The parties agree that the Lessee shall for all purposes be deemed to have taken occupancy of an additional 32,000 square feet of the Premises, as that term is defined in the Lease, effective as of April 1, 2004 and that the Lessee's total occupancy under the Lease as of April 1, 2004 was and shall be 100,000 square feet.

      3. All other terms and conditions of the Lease, except as specifically modified hereby, shall remain in full force and effect.

DATED: March 31, 2004

                                       MARVID CRABYL, LLC ("Lessor")

                                       By  /s/ Craig A. Foster
                                           -------------------------------------
                                           Craig A. Foster
                                           Its Manager

                                       DOVER SADDLERY, INC. (Lessee")

                                       By  /s/ Stephen L. Day
                                           -------------------------------------
                                           Its President

                              DOVER SADDLERY, INC.

                           LEASE AMENDMENT (EXTENSION)

                                     BETWEEN

                               MARVIN CRABYL, LLC

                                       AND

                              DOVER SADDLERY, INC.

                                    JULY 2006

                                 LEASE AMENDMENT

      Reference is hereby made to the lease between Marvin Crabyl, LLC (the "Lessor") and Dover Saddlery, Inc. (the "Lessee") dated March 9, 2001 (as the same may have been amended from time to time, the "Lease") and for good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, do hereby agree as follows:

      1. The parties hereby agree that the effective "Commencement Date" of the Lease as that term may be defined in the Lease is and shall be for all purposes, October 1, 2001.

      2. The parties agree that the Lessee shall for all purposes be deemed to have taken occupancy of an additional 32,000 square feet of the Premises, as that term is defined in the Lease, effective as of April 1, 2004 and that the Lessee's total occupancy under the Lease as of April 1, 2004 was and shall be 100,000 square feet.

      3. The parties agree that the initial term of the Lease shall expire effective September 30, 2006 and that the Tenant has provided notice to the Landlord of its intent to renew for an additional five (5) year term commencing on October 1, 2006 and ending on September 30, 2011. Base rent for said renewal terms shall be equal to $664,000 per year, payable monthly, in advance in the amount of $55,333 per month, representing the original base rent adjusted by the parties' estimate of a percentage equal to the net change in the Consumer Price Index between September 30, 2001 and September 30, 2006.

      4. The Tenant shall, so long as it is not in default of any of its obligations under the Lease, have two additional five year options to extend the Lease through September 30, 2016 and September 30, 2021, respectively. The base rent for each extension term shall be the base rent for the term prior to such renewal increased by a percentage equal to the net change in the Consumer Price Index during the term immediately prior to the renewal. The Tenant shall provide the Landlord with written notice of its intention to extend the term of the Lease not less than one hundred and twenty (120) days prior to the expiration date of any extended term of the Lease.

      5. All other terms and conditions of the Lease, including without limitation, provisions regarding additional rent, except as specifically modified hereby, shall remain in full force and effect.

DATED:   July     , 2006

                                   MARVID CRABYL, LLC ("Lessor")

                                   By  /s/ Craig A. Foster
                                       -----------------------------------------
                                       Craig A. Foster
                                       Its Manager

                                   DOVER SADDLERY, INC. (Lessee")

                                   By  /s/ Stephen L. Day
                                       ----------------------------------------
                                       Its President